UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2008

                            MARINE EXPLORATION, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                      000-24637                91-1890338
          --------                      ---------                ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                535 Sixteenth Street, Suite 820, Denver, CO 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 459-2485



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective December 10, 2008, Marine Exploration Inc announced that it has appointed Paul D. Enright to the position of President and Director. Mr. Enright was most recently Manager of Technology Partners, LLC and Hoss Capital LLC, private venture investment firms, providing capital and consulting for microcap ventures.

     Mr. Enright replaces Miguel Thomas Gonzalez as President. Mr. Gonzalez resigned from the position of CEO effective December 10, 2008. The position of CEO is currently vacant.

     Mr. Gonzalez remains Secretary of the Company as well as a member of the Board of Directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2008

                                   MARINE EXPLORATION, INC.



                                   By: /s/  Miguel Thomas Gonzalez
                                       ---------------------------------
                                       Miguel Thomas Gonzalez, Secretary